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                                                                   Exhibit 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference to the Company's previously filed Registration Statement on Form S-8 of our report dated June 15, 2001, except for Note 4 which is as of July 20, 2001, relating to the consolidated financial statements of Boston Restaurant Associates, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended April 29, 2001.

                                       /s/ BDO Seidman, LLP
                                       ----------------------------------
                                       BDO Seidman, LLP


Boston, Massachusetts
July 23, 2001